Exhibit 99

August 31, 2007

Board of Directors of
LifeVantage Corporation
6400 S. Fiddler’s Green Circle, Suite 1970
Greenwood Village, CO 80111

To the Board of Directors:

This is to inform you that I hereby resign from the board and committees of LifeVantage Corporation effective August 31, 2007.

Sincerely,

James J. Krejci